VOYA EQUITY TRUST

Voya U.S. High Dividend Low Volatility Fund

(the "Fund")

Supplement dated May 31, 2024

to the Fund's Class A, Class I, and Class R6 Shares' Summary Prospectus, Prospectus, and related

Statement of Additional Information, each dated September 30, 2023, as supplemented

On May 22, 2024, the Fund's Board of Trustees approved a proposal to liquidate the Fund on or about July 26, 2024. The Fund is closed to new investors effective immediately. Any contingent deferred sales charge that would be applicable on a redemption of the Fund's shares shall be waived from May 31, 2024 to the date of liquidation. Leading up to the liquidation, as the Fund begins to transition its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its investment objectives and policies. Investors in the Fund will be receiving additional communication from the Fund explaining the liquidation as well as providing information regarding their exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE